UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2003

TradeStation Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

0-31049	65-0977576

(Commission File Number)	(I.R.S. Employer Identification No.)

8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 652-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

     TradeStation Group, Inc. (the “Company”) reported its fourth quarter and year-end results for the period ending December 31, 2002. A copy of the Company’s press release issued on February 25, 2003 concerning the foregoing results is attached as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit Description

99	Press Release dated February 25, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADESTATION GROUP, INC.

Date: February 25, 2003	By:	/s/ David H. Fleischman David H. Fleischman Chief Financial Officer, Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release dated February 25, 2003.